UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2012

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California		94163
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on April 24, 2012. At the meeting, stockholders elected all 15 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. Stockholders also approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2012 proxy statement and ratified the appointment of KPMG LLP as the Company’s independent auditors for 2012. Stockholders did not approve the four stockholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	For	Against	Abstentions	Broker Non-Votes

John D. Baker II	3,600,525,659	450,736,992	11,919,430	478,205,394

Elaine L. Chao	4,026,120,763	26,226,199	10,835,119	478,205,394

John S. Chen	3,971,955,532	79,746,142	11,480,407	478,205,394

Lloyd H. Dean	3,973,353,676	77,146,852	12,681,553	478,205,394

Susan E. Engel	3,952,373,181	97,430,253	13,378,647	478,205,394

Enrique Hernandez, Jr.	3,976,783,587	74,653,306	11,745,188	478,205,394

Donald M. James	3,528,446,917	523,320,688	11,414,476	478,205,394

Cynthia H. Milligan	3,671,121,987	379,469,821	12,590,273	478,205,394

Nicholas G. Moore	4,027,701,559	23,966,129	11,514,393	478,205,394

Federico F. Peña	4,021,420,666	30,184,238	11,577,177	478,205,394

Philip J. Quigley	2,904,314,566	1,145,850,134	13,001,459	478,221,316

Judith M. Runstad	4,012,948,350	37,596,357	12,637,374	478,205,394

Stephen W. Sanger	3,975,808,029	76,004,176	11,369,876	478,205,394

John G. Stumpf	3,880,094,660	165,803,339	17,284,082	478,205,394

Susan G. Swenson	4,007,485,202	43,397,472	12,299,407	478,205,394

Advisory Resolution to Approve the Named Executives’ Compensation

For	Against	Abstentions	Broker Non-Votes
3,899,751,121	137,611,333	25,809,006	478,216,015

Ratify the Appointment of KPMG LLP as Independent Auditors for 2012

For	Against	Abstentions	Broker Non-Votes
4,461,677,460	65,428,906	14,280,609	500

Stockholder Proposal Regarding the Adoption of a Policy to Require an Independent Chairman

For	Against	Abstentions	Broker Non-Votes
1,528,715,399	2,519,188,722	15,272,727	478,210,627

Stockholder Proposal to Provide for Cumulative Voting in Contested Director Elections

For	Against	Abstentions	Broker Non-Votes
1,323,174,623	2,724,109,154	15,887,623	478,216,075

Stockholder Proposal to Amend By-Laws to Allow Stockholders to Nominate Director Candidates for Inclusion in Proxy Materials

For	Against	Abstentions	Broker Non-Votes
1,313,457,284	2,734,013,250	15,689,514	478,227,427

Stockholder Proposal Regarding an Investigation and Report on Internal Controls for Mortgage Servicing Operations

For	Against	Abstentions	Broker Non-Votes
239,406,220	3,506,773,938	316,974,042	478,233,275

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 27, 2012	/s/ Laurel A. Holschuh
Laurel A. Holschuh Senior Vice President and Secretary

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